Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF SCBT FINANCIAL CORPORATION AND THE SAVANNAH BANCORP, INC.

The following unaudited pro forma condensed consolidated financial statements are based on the separate historical financial statements of SCBT Financial Corporation (“SCBT” or the “Company”) and The Savannah Bancorp, Inc. (“SAVB”) after giving effect to the merger of SAVB with and into SCBT (the “merger”) and the issuance of SCBT common stock in connection therewith, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 is presented as if the merger with SAVB had occurred on September 30, 2012.  The unaudited pro forma condensed consolidated income statements for the year ended December 31, 2011 and the nine months ended September 30, 2012 are presented as if the merger had occurred on January 1, 2011.  The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations.

The unaudited pro forma condensed consolidated financial information has been prepared using the acquisition method of accounting for business combinations under accounting principles generally accepted in the United States.  SCBT is the acquirer for accounting purposes.  SCBT has recorded the significant identifiable long-lived tangible and identifiable intangible assets of SAVB; however, these are subject to change for a one-year period if material information which existed at the acquisition date previously unknown becomes known.  Accordingly, the unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information.  Certain reclassifications have been made to the historical financial statements of SAVB to conform to the presentation in SCBT’s financial statements.

A final determination of the acquisition consideration and fair values of SAVB’s assets and liabilities will be based on the actual net tangible and intangible assets of SAVB that existed as of the date of completion of the merger, which was December 13, 2012.  Consequently, amounts preliminarily allocated to goodwill and identifiable intangibles could change from those allocations used in the unaudited pro forma condensed consolidated financial statements presented below and could result in a change in amortization of acquired intangible assets.

In connection with the plan to integrate the operations of SCBT and SAVB following the completion of the merger, SCBT will incur nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities.  SCBT is not fully able to determine the timing, nature and amount of these charges as of the date of this filing.  However, these charges will affect the results of operations of SCBT and SAVB upon the completion of the merger, in the period in which they are recorded.  The unaudited pro forma condensed consolidated financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature and not factually supportable at the time that the unaudited pro forma condensed consolidated financial statements were prepared.  Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration. Transaction related expenses estimated at $10.1 million are not included in the unaudited pro forma condensed consolidated income statements.

The actual amounts recorded may differ materially from the information presented in these unaudited pro forma condensed consolidated financial statements as a result of:

•                  material and significant information becoming known that was previously not expected or known; and

•                  changes in the financial results of the combined company, which could change the future discounted cash flow projections.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only.  The unaudited pro forma condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future.  The preparation of the unaudited pro forma condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates.  The unaudited pro forma condensed consolidated financial statements should be read together with:

•                  the accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•                  SCBT’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2011, included in SCBT’s Annual Report on Form 10-K for the year ended December 31, 2011;

•                  SAVB’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2011, included in the joint proxy statement/prospectus filed by SCBT pursuant to Rule 424(b)(3) on October 26, 2012 (the “joint proxy statement/prospectus”), beginning on page G-1;

•                  SCBT’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2012 included in SCBT’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012;

•                  SAVB’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2012, included in SAVB’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012; and

•                  other information pertaining to SCBT and SAVB contained in or, with respect to SCBT, incorporated by reference into the joint proxy statement/prospectus. See “Selected Consolidated Historical Financial Data of SCBT” and “Selected Consolidated Historical Financial Data of SAVB” included elsewhere in the joint proxy statement/prospectus.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 presents the consolidated financial position giving pro forma effect to the following transactions as if they had occurred as of September 30, 2012:

•                  the completion of SCBT’s acquisition of SAVB, including the issuance of 1,802,150 shares (based upon the number of shares outstanding of SAVB’s common stock as of December 13, 2012 and an exchange ratio of 0.2503 shares of SCBT for one SAVB share) of SCBT’s common stock;

•                  the redemption of SCBT’s Federal Reserve stock in early July 2012 with the conversion from a national chartered financial institution to a non-member state chartered financial institution;

•                  the payment of $4.9 million in transaction related costs that were accrued on the SAVB closing balance sheet, including professional fees and an asset sale termination payment;

•                  the repayment of all FHLB advances, including any repayment fee and accrued interest, totaling approximately $13.8 million; and

•                  the repayment of the outstanding note payable and any unpaid and accrued interest to Lewis Broadcasting Corporation totaling approximately $7.8 million.

The unaudited pro forma condensed consolidated income statement for the nine months ended September 30, 2012 presents the consolidated results of operations giving pro forma effect to the completion of SCBT’s investment in Peoples Bancorporation, Inc., which we refer to as Peoples, and the related redemption of its TARP preferred stock that occurred at the time of the investment, as if it had occurred as of January 1, 2012.

 SCBT FINANCIAL CORPORATION AND SUBSIDIARY

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2012

(Dollars in thousands, except par value)

	SCBTFC	The Savannah Bancorp, Inc.						Pro Forma
			Purchase
	9/30/2012	9/30/2012	Accounting		Proforma		Proforma	9/30/2012
	(as reported)	(as reported)	Adjustments		Adjustments		SAVB	Combined
ASSETS
Cash and cash equivalents:
Cash and due from banks	$105,851	$11,906	$—		$(26,001)	(o), (p)	$(14,095)	$91,756
Interest-bearing deposits with banks	2,341	90,400	—		—		90,400	92,741
Federal funds sold and securities purchased under agreements to resell	169,872	670	—		—		670	170,542
Total cash and cash equivalents	278,064	102,976	—		(26,001)		76,975	355,039
Investment securities:
Securities held to maturity	16,568	—	—		—		—	16,568
Securities available for sale, at fair value	476,023	79,646	(1,288)	(a)	—		78,358	554,381
Other investments	7,996	—	—		—		—	7,996
Total investment securities	500,587	79,646	(1,288)		—		78,358	578,945
Loans held for sale	71,585	—	—		—		—	71,585
Loans:
Acquired	520,991	685,195	(77,399)	(b)	—		607,796	1,128,787
Less allowance for acquired loan losses	(31,138)	(18,110)	18,110	(b)	—		—	(31,138)
Non-acquired	2,517,352	—	—		—		—	2,517,352
Less allowance for non-acquired loan losses	(46,439)	—	—		—		—	(46,439)
Loans, net	2,960,766	667,085	(59,289)		—		607,796	3,568,562
FDIC receivable for loss share agreements	174,321	—	—		—		—	174,321
Other real estate owned	74,547	11,820	(5,315)	(c)	—		6,505	81,052
Premises and equipment, net	105,579	13,842	(1,843)	(d)	—		11,999	117,578
Goodwill	66,529	2,506	31,380	(e)	—		33,886	100,415
Bank-owned life insurance	35,785	6,664	—		—		6,664	42,449
Other intangible assets	12,862	888	12,015	(f), (g)	—		12,903	25,765
Deferred tax asset	—	—	39,143	(h)	—		39,143	39,143
Other assets	44,607	10,840	(2,348)	(s)	—		8,492	53,099
Total assets	$4,325,232	$896,267	$12,455		$(26,001)		$882,721	$5,207,953

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$818,633	$122,283	$—		$—		$122,283	$940,916
Interest-bearing	2,770,665	655,844	2,530	(i)	—		658,374	3,429,039
Total deposits	3,589,298	778,127	2,530		—		780,657	4,369,955
Federal funds purchased and securities sold under agreements to repurchase	226,330	14,206	—		—		14,206	240,536
Other borrowings	45,807	30,628	(231)	(j)	(21,151)	(o)	9,246	55,053
Other liabilities	29,873	5,435	6,657	(k)	(2,460)	(p) (r)	9,632	39,505
Total liabilities	3,891,308	828,396	8,956		(23,611)		813,741	4,705,049

Shareholders’ equity:
Preferred stock - $.01 par value; authorized 10,000,000 shares; no shares issued and outstanding	—	—	—		—		—	—
Common stock	37,785	7,201	(7,201)	(l)	4,505	(q)	4,505	42,290
Surplus	263,569	48,681	22,689	(m)	(4,505)	(q)	66,865	330,434
Retained earnings (deficit)	132,798	10,512	(10,512)	(l)	(2,390)	(r)	(2,390)	130,408
Treasury stock, at cost	—	(1)	1		—		(0)	(0)
Accumulated other comprehensive (loss)	(228)	1,478	(1,478)	(l)	—		—	(228)
Total shareholders’ equity	433,924	67,871	3,499		(2,390)		68,980	502,904
Total liabilities and shareholders’ equity	$4,325,232	$896,267	$12,455		$(26,001)		$882,721	$5,207,953

Purchase Accounting Adjustments:

(a)  Adjustment reflects marking the investment portfolio to fair value as of the acquisition date.

(b)  Adjustment reflects the fair value adjustments based on the Company’s evaluation of the acquired loan portfolio, and the reversal of SAVB’s ALLL.

(c)   Adjustment reflects the fair value adjustments to OREO based on the Company’s evaluation of the acquired OREO portfolio.

(d)  Adjustment reflects the fair value adjustments to acquired premises (land) based on the Company’s evaluation as of the acquisition date.

(e)  Adjustment reflects the goodwill generated as a result of the fair value of liabilities assumed exceeding the fair value of assets acquired.

(f)   Adjustment reflects the recording of the core deposit intangible of $6.4 million on the acquired core deposit accounts.

(g)  Adjustment reflects the incremental intangible related to the client list of Minis & Company (the RIA) of $3.2 million; and adjustment for noncompetition intangible totaling $3.3 million.

(h)  Adjustment reflects the recording of the deferred tax asset generated by the net fair market value adjustments (rate = 35.8%) and reversal of DTA valuation allowance.

(i)  Adjustment arises since the rates on interest-bearing deposits are higher than rates available on similar deposits as of the acquisition date.

(j)  Adjustment reflects the estimated prepayment fee on FHLB advances that will be paid off at closing (a premium) and FMV adjustment on Trust preferred indebtedness ( a discount).

(k)  Adjustment reflects known SAVB transaction cost including professional, proxy related, change in control, and asset sale temination fee.

(l)  Adjustment reflects the reversal of Savannah Bancorp’s September 30, 2012 retained earnings, common stock and AOCI.

(m) Adjustment reflects the net impact of the purchase accounting adjustments.

(s)  Accrued interest receivable written off due to fair valuation of acquired loans.

Proforma Adjustments:

(o)  Adjustment for the repayment of SAVB’s FHLB advances and note payable to Lewis Broadcasting.

(p)  Adjustment for payment of termination fee related to asset sale of SAVB and other professional fees owed at closing.

(q)  Adjustment reflects the difference in par value of common stock from $1.00 at SAVB to $2.50 at SCBT.

(r)  Adjustment for accrual of direct transaction costs ($2.4 million) of SCBT related to the transaction.

 SCBT FINANCIAL CORPORATION AND SUBSIDIARY

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

(Dollars in thousands, except per share data)

	SCBTFC	Peoples Bancorporation, Inc.			The Savannah Bancorp, Inc.				Proforma
		Period from	Adjustments
	9/30/2012	1/1/2012 to	1/1/2012 to		9/30/2012	Proforma		SAVB	9/30/2012
	(as reported)	4/24/2012	4/24/2012		(as reported)	Adjustments		Proforma	Combined
Interest income:
Loans, including fees	$128,076	$4,854	$1,232	(a)	$28,341	$918	(k)	$29,259	$163,421
Investment securities:
Taxable	7,800	809			1,337			1,337	9,946
Tax-exempt	576	1,298			178			178	2,052
Federal funds sold and securities purchased under agreements to resell	773	7			236			236	1,016
Total interest income	137,225	6,968	1,232		30,092	918		31,010	176,435
Interest expense:
Deposits	6,736	1,160	(485)	(b)	4,024	(1,139)	(l)	2,886	10,297
Federal funds purchased and securities sold under agreements to repurchase	341	16			509	(496)	(m)	13	370
Other borrowings	1,666	—			466	(236)	(n)	230	1,896
Total interest expense	8,743	1,176	(485)		4,999	(1,871)		3,129	12,563
Net interest income	128,482	5,792	1,717		25,093	2,788		27,881	163,873
Provision for loan losses	11,408	210	—	(c)	11,080	—	(o)	11,080	22,698
Net interest income after provision for loan losses	117,074	5,582	1,717		14,013	2,788		16,801	141,175
Noninterest income:
Gains on acquisitions	—	—	—		—	—		—	—
Service charges on deposit accounts	17,501	431	—		1,026	—		1,026	18,958
Bankcard services income	10,508	321	—		—	—		—	10,829
Trust and investment services income	4,617	—	—		2,054	—		2,054	6,671
Mortgage banking income	8,408	238	—		178	—		178	8,824
Securities gains, net	61	1,092	—		21	—		21	1,174
Amortization of FDIC indemnification asset	(14,226)		—		—	—		—	(14,226)
Other	3,514	874	—		1,331	—		1,331	5,719
Total noninterest income	30,383	2,956	—		4,610	—		4,610	37,949
Noninterest expense:
Salaries and employee benefits	54,957	2,603	15	(d)	8,769	—		8,769	66,344
Net occupancy expense	7,347	341	5	(e)	2,650	—		2,650	10,343
OREO expense and loan related	8,782	346	—	(f)	4,540	—	(p)	4,540	13,668
Information services expense	8,032	97	—		1,448	—		1,448	9,577
Furniture and equipment expense	6,775	387	—		—	—		—	7,162
FDIC assessment and other regulatory charges	2,988	251	—		1,103	—		1,103	4,342
Advertising and marketing	2,046	116	—		—	—		—	2,162
Amortization of intangibles	1,606	—	95	(g)	168	1,466	(q)	1,634	3,335
Professional fees	2,008	256	—		—	—		—	2,264
Merger-related expense	2,662	254	—		—	—	(r)	—	2,916
Other	13,556	1,560	—		4,371	—		4,371	19,487
Total noninterest expense	110,759	6,211	115		23,049	1,466		24,515	141,600
Earnings:
Income before provision for income taxes	36,698	2,327	1,603		(4,426)	1,322		(3,104)	37,524
Provision for income taxes	12,576	170	545	(h)	12,165	449	(s)	12,614	25,905
Net income	24,122	2,157	1,058		(16,591)	872		(15,719)	11,618
Preferred stock dividends	—	245	(245)	(i)	—	—		—	—
Accretion on preferred stock discount	—	43	(43)	(i)	—	—		—	—
Net income available to common shareholders	$24,122	$1,869	$1,346		$(16,591)	$872		$(15,719)	$11,618
Earnings per common share:
Basic	$1.67								$0.67
Diluted	1.66								0.67

Dividends per common share	$0.51								$0.51
Weighted-average common shares outstanding:
Basic	14,484	7,022	992	(j)	7,201	1,802	(t)		17,279
Diluted	14,573	7,033	994	(j)	7,201	1,802	(t)		17,369

Peoples adjustments:

( a )  Adjusted loan interest income for purchased loans using level yield methodology over the estimated lives of the acquired loan portfolios.

( b )  Adjustment reflects the amortization of CD premium on SYD methodology.

( c )  With acquired loans recorded at fair value, the Company would expect to significantly reduce the provision for loan losses from Peoples, however no adjustment to the historic amount of Peoples provision for loan losses is reflected in these pro formas.

( d )  Adjustment reflects the amortization of the intangible created by noncompete agreement over 2 year period.

( e )  Adjustment reflects incremental depreciation expense of assets acquired and marked up to fair value.

( f )  OREO and other foreclosed assets written down and the related carrying cost are included, and due to the recording of these assets at fair value, the company would forecast significantly lower expense for this line item, however, no adjustment has been made for the historic amounts of Peoples.

( g )  Adjustment reflects the annual amortization of intangibles SL over 10 years for CDI.

( h )  Adjustment reflects effective income tax rate of 34.00%.

( i )  Adjustment reflects the reversal of preferred dividend and related accretion since preferred stock assumed redeemed at January 1, 2012.

( j )  Adjustment reflects exchange ratio of 0.1413 times weighted average shares outstanding of Peoples.

SAVB Pro forma adjustments:

( k )  Adjusted loan interest income for purchased loans using level yield methodology over the estimated lives of the acquired loan portfolios.

( l )  Adjustment reflects the amortization of CD premium based upon an estimate of the maturities of the related deposits.

( m )  Adjustment reflects reduction in interest expense with the repayment of note payable to Lewis Broadcasting at 12/31/2011.

( n )  Adjustment reflects the reduction in interest expense for the repayment of FHLB advances at 12/31/2011.

( o )  With acquired loans recorded at fair value, the Company would expect to significantly reduce the provision for loan losses from SAVB, however no adjustment to the historic amount of SAVB provision for loan losses is reflected in these pro formas.

( p )  OREO and other foreclosed assets written down and the related carrying cost are included, and due to the recording of these assets at fair value, the company would forecast significantly lower expense for this line item, however, no adjustment has been made for the historic amounts of SAVB.

( q )  Adjustment reflects the annual amortization of intangibles SL over 3 yrs, 10 yrs and 15 yrs for noncompete, CDI and the client list intangible.

( r )  The Company expects to incur significant merger charges related to contract cancellations, severance, change in control and other merger related charges, however, these are not reflected in these pro forma income statements.

( s )  Adjustment reflects 34% tax rate on additional net income.  Note that no adjustment has been made for the DTA valuation allowance of SAVB which totaled $13.8 million.

( t )  Adjustment reflects exchange ratio of 0.2503 times weighted average shares outstanding of SAVB.

The following table presents the unaudited pro forma condensed consolidated income statement for the year ended December 31, 2011 giving pro forma effect to the following transactions as if they had occurred as of January 1, 2011:

•                  full year impact of Peoples’ income statement, including pro forma amortization and accretion of purchase accounting adjustments on loans, deposits, and intangible assets;

•                  the redemption of Peoples’ TARP preferred stock;

•                  the issuance of additional SCBT common stock applying the 0.1413 exchange ratio to the weighted-average shares outstanding of Peoples shares in determining EPS;

•                  full year impact of SAVB’s income statement, including pro forma amortization and accretion of purchase accounting adjustments on loans, deposits, other borrowings, and intangible assets; and

•                  the issuance of additional SCBT common stock applying the 0.2503 exchange ratio to the weighted-average shares outstanding of SAVB shares in determining EPS.

SCBT FINANCIAL CORPORATION AND SUBSIDIARY

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2011

(Dollars in thousands, except per share data)

	SCBTFC	Peoples Bancorporation, Inc.					Pro Forma	The Savannah Bancorp, Inc.					Pro Forma
	12/31/2011	12/31/2011	Pro forma		Peoples		12/31/2011	12/31/2011	Pro forma		SAVB		12/31/2011
	(as reported)	(as reported)	Adjustments		Pro forma		Combined	(as reported)	Adjustments		Pro forma		Combined
Interest income:
Loans, including fees	$162,205	$18,508	$3,911	(a)	$22,419		$184,624	$41,935	$175	(l)	$42,110		$226,735
Investment securities:
Taxable	7,641	3,999			3,999		11,640	2,663			2,663		14,303
Tax-exempt	854	2,387			2,387		3,241	257			257		3,498
Federal funds sold and securities purchased under agreements to resell	1,018	23			23		1,041	208			208		1,249
Total interest income	171,718	24,917	3,911		28,828		200,546	45,063	175		45,238		245,785
Interest expense:
Deposits	17,557	5,265	(1,190)	(b)	4,075		21,632	8,016	(1,518)	(m)	6,498		28,130
Federal funds purchased and securities sold under agreements to repurchase	527	75	—		75		602	821	(762)	(n)	59		661
Other borrowings	2,182	1	—		1		2,183	651	(348)	(o)	303		2,486
Total interest expense	20,266	5,341	(1,190)		4,151		24,417	9,488	(2,628)		6,860		31,277
Net interest income	151,452	19,576	5,101		24,677		176,129	35,575	2,803		38,378		214,508
Provision for loan losses	30,236	3,103	—	(c)	3,103		33,339	20,035	—	(p)	20,035		53,374
Net interest income after provision for loan losses	121,216	16,473	5,101		21,574		142,790	15,540	2,803		18,343		161,134
Noninterest income:
Gains on acquisitions	16,529	—	—		—		16,529	—	—		—		16,529
Service charges on deposit accounts	22,654	1,371	—		1,371		24,025	1,458	—		1,458		25,483
Bankcard services income	11,721	107	—		107		11,828	—	—		—		11,828
Trust and investment services income	5,464	226	—		226		5,690	2,646	—		2,646		8,336
Mortgage banking income	6,271	517	—		517		6,788	183	—		183		6,971
Securities gains, net	323	330	—		330		653	763	—		763		1,416
Net impairment losses recognized in earnings	(115)	—	—		—		(115)	(1)	—		(1)		(116)
Amortization of FDIC indemnification asset	(10,135)	—	—		—		(10,135)		—		—		(10,135)
Other	2,407	1,657	—		1,657		4,064	1,597	—		1,597		5,661
Total noninterest income	55,119	4,208	—		4,208		59,327	6,646	—		6,646		65,973
Noninterest expense:
Salaries and employee benefits	68,937	7,964	45	(d)	8,009		76,946	11,282	—		11,282		88,228
Net occupancy expense	9,674	1,929	15	(e)	1,944		11,618	3,683	—		3,683		15,301
OREO expense and loan related	14,354	2,777	—	(f)	2,777		17,131	4,179	—	(q)	4,179		21,310
Information services expense	10,512	205	—		205		10,717	1,708	—		1,708		12,425
Furniture and equipment expense	8,476	—	—		—		8,476	—	—		—		8,476
FDIC assessment and other regulatory charges	4,573	1,182	—		1,182		5,755	1,303	—		1,303		7,058
Advertising and marketing	2,729	237	—		237		2,966	—	—		—		2,966
Amortization of intangibles	1,991	—	284	(g)	284		2,275	224	1,955	(r)	2,179		4,454
Professional fees	1,473	503	—		503		1,976	—	—		—		1,976
Merger-related expense	3,198	—	—	(h)	—		3,198	—	—	(s)	—		3,198
Other	17,061	2,640	—		2,640		19,701	3,874	—		3,874		23,575
Total noninterest expense	142,978	17,437	344		17,781		160,759	26,253	1,955		28,208		188,967
Earnings:
Income before provision for income taxes	33,357	3,244	4,758		8,002		41,359	(4,067)	848		(3,219)		38,140
Provision for income taxes	10,762	301	1,618	(i)	1,919		12,681	(1,895)	288	(t)	(1,607)		11,074
Net income	22,595	2,943	3,140		6,083		28,678	(2,172)	560		(1,612)		27,066
Preferred stock dividends	—	690	(690)	(j)	—		—	—	—		—		—
Accretion on preferred stock discount	—	134	(134)	(j)	—		—	—	—		—		—
Net income available to common shareholders	$22,595	$2,119	$3,964		$6,083		$28,678	$(2,172)	$560		$(1,612)		$27,066
Earnings per common share:
Basic	$1.65						$1.79						$1.64
Diluted	1.63						1.78						1.64

Dividends per common share	$0.68						$0.68						$0.68
Weighted-average common shares outstanding:
Basic	13,677	7,007			990	(k)	14,667	7,201			1,802	(u)	16,470
Diluted	13,751	7,047			996	(k)	14,747	7,201			1,802	(u)	16,549

Peoples Pro forma adjustments:

( a ) Adjusted loan interest income for purchased loans using level yield methodology over the estimated lives of the acquired loan portfolios.

( b ) Adjustment reflects the amortization of CD premium on SYD methodology.

( c ) With acquired loans recorded at fair value, the Company would expect to significantly reduce the provision for loan losses from Peoples, however no adjustment to the historic amount of Peoples provision for loan losses is reflected in these pro formas.

( d ) Adjustment reflects the amortization of the intangibles created by noncompete agreement over 2 year period.

( e ) Adjustment reflects incremental depreciation expense of assets acquired and marked to fair value.

( f ) OREO and other foreclosed assets written down and the related carrying cost are included, and due to the recording of these assets at fair value, the company would forecast significantly lower expense for this line item, however, no adjustment has been made for the historical amounts of Peoples.

( g ) Adjustment reflects the annual amortization of intangibles SL over 10 years for CDI.

( h ) The company expects to incur merger charges including contract cancellations, severance, conversion related cost and other merger-related charges, however, these have not been included in this pro forma income statement.

( i ) Adjustment reflects effective income tax rate of 34.00%.

( j ) Adjustment reflects the reversal of preferred dividend and related accretion since preferred stock assumed redeemed at January 1, 2011.

( k ) Adjustment reflects exchange ratio of 0.1413 times weighted average shares outstanding of Peoples.

SAVB Pro forma adjustments:

( l ) Adjusted loan interest income for purchased loans using level yield methodology over the estimated lives of the acquired loan portfolios.

( m ) Adjustment reflects the amortization of CD premium using a sum-of-the-years digit methodology.

( n ) Adjustment reflects reduction in interest expense with the repayment of note payble to Lewis Broadcasting at January 1, 2011.

( o ) Adjustment reflects the reduction in interest expense for the repayment of FHLB advances at January 1, 2011.

( p ) With acquired loans recorded at fair value, the Company would expect to significantly reduce the provision for loan losses from SAVB, however no adjustment to the historic amount of SAVB provision for loan losses is reflected in these pro formas.

( q ) OREO and other foreclosed asset write down and the related carrying cost are included in this line item, and due to the recording of these assets at fair value, the company would forecast significantly lower expense for this item, however, no adjustment has been made for the historic amounts of SAVB.

( r ) Adjustment reflects the annual amortization of intangibles SL over 3 yrs, 10 yrs and 15 yrs for noncompete, CDI and the client list intangible.

( s ) The Company expects to incur significant merger charges related to contract cancellations, severance, conversion cost and other merger related charges, however, these are not reflected in these pro forma income statements.

( t ) Adjustment reflects effective income tax rate of 34.00%.

( u ) Adjustment reflects exchange ratio of 0.2503 times weighted average shares outstanding of SAVB.